UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 2, 2003
                                                          ---------------


                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    1-31565                     06-1377322
----------------------      -------------------------    -----------------------
    (State or other          Commission File Number          (I.R.S. Employer
    jurisdiction of                                         Identification No.)
  incorporation or
    organization)




                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  --------------------------------------------

                  Not applicable.

Item 5.           Other Events
                  ------------

                  On October 2, 2003, New York Community Bancorp, Inc. (the "Company") announced that its merger with Roslyn Bancorp, Inc. had been approved by the New York State
                  Banking Department, thus concluding the regulatory approval process for the merger. Subject to the receipt of shareholder approval on October 29, 2003, on which date the companies will each hold a Special Meeting of Shareholders, the merger is expected to take place at the close of business on October 31, 2003.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) Financial statements of businesses acquired are required: None

                  (b)  Pro forma financial information: None

                  (c)  Exhibits:

                       Exhibit 99.1       Press Release dated October 2, 2003

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not applicable.

Item 10.          Amendments to the Registrant's Code of Ethics, or Waiver of a
                  --------------------------------------------------------------
                  Provision of the Code of Ethics.
                  -------------------------------

                  Not applicable.

Item 11.          Temporary Suspension of Trading Under Registrant's Employee
                  -----------------------------------------------------------
                  Benefit Plans.
                  -------------

                  Not applicable.

Item 12.          Results of Operations and Financial Condition.
                  ---------------------------------------------

                  Not applicable.

                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NEW YORK COMMUNITY BANCORP, INC.



Date: October 2, 2003                   /s/ Joseph R. Ficalora
      ---------------                   ----------------------
                                        Joseph R. Ficalora
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1                        Press Release dated October 2, 2003